================================================================================

     ANNUAL REPORT
     OCTOBER 31, 2000




                                    [GRAPHIC]

                            U.S. TREASURY MONEY FUND




                                                         THE CHAPMAN FUNDS, INC.
================================================================================

Dear Shareholders,

     We are pleased to submit the annual report on The Chapman U.S. Treasury Money Fund for the year ended October 31, 2000. The Fund seeks to maximize the preservation of capital, liquidity and, consistent with these goals, the highest possible current income. The fund invests solely in U.S. Treasury securities and repurchase agreements collateralized fully by such securities. The Fund's strategy is to invest only in securities with maturities of thirteen months or less, with a weighted average maturity not to exceed 90 days. If the investment adviser expects an increase (decrease) in interest rates, the Fund seeks to shorten (lengthen) its average maturity.

     The past year has been volatile for both equity and fixed income investors. Yields on the 10 year and 30 year Treasury Bonds began the year in an upwards trend, with the 10 year Bond reaching its high on January 21, 2000. Both Bond yields ended the year with lower rates than they began. The 30 year Bond ended lower, mainly due the Federal Reserve's "Buy Back" program , which led to an artificial reduction in its yield. As the economy continued to show continued, but slow growth, the Federal Reserve raised short-term rates a total of four times (November 1999, February 2000, March 2000, and May 2000) to avoid the threat of inflation. During this period of increased short-term rates, investors in the Chapman US Treasury Money Fund benefited greatly, realizing a total return for fiscal year ending October 31, 2000 of 5.50% versus it's benchmark, MONEY FUND REPORT AVERAGES-TM- (source: iMoneyNet, Inc. formerly
IBC Financial Data, Inc.) of 5.39%. The economy began to experience a slow down after the second quarter of 2000, evidenced by increased short-term rates and higher unemployment Looking forward to 2001, we expect the Federal Reserve to lower interest rates to accommodate this slowing economy and encourage consumer spending.

     Rated AAAm by iMoneyNet, Inc., we believe the Chapman U.S. Treasury Money Fund is an attractive strategic choice for fixed income investors relative to the long bond.

     Thank you for your continued support.

                                                     Sincerely,



                                                     /s/ NATHAN A. CHAPMAN, JR.

                                                     Nathan A. Chapman, Jr.

THE CHAPMAN FUNDS, INC.
U.S. TREASURY MONEY FUND
Schedule of Investments - October 31, 2000
================================================================================
(Showing Percentage of Total Value of Net Assets)




   PRINCIPAL                                                                                       VALUE
    AMOUNT                                                                                        (NOTE B)
  -----------                                                                                 ---------------

               U.S. GOVERNMENT -  51.1%

  $37,000,000  U.S. Treasury Bills 5.950%, Due 11/09/00 ....................................      $36,948,851
                                                                                              ---------------
                                                                                                   36,948,851
                                                                                              ---------------

               REPURCHASE AGREEMENTS - 49.4%

   19,715,000  Societe Generale, dated 10/31/00, 6.50% agreement to repurchase at
               $19,718,560 on 11/01/00 (collateralized by U.S. Treasury Notes, 5.750%,
               due 04/30/03, $20,109,306 market value) .....................................       19,715,000

   16,000,000  Morgan Stanley, dated 10/31/00, 6.45% agreement to repurchase at
               $16,002,867 on 11/01/00 (collateralized by U.S. Treasury Notes, 5.00%, due
               2/28/01, $16,315,956 market value) ..........................................       16,000,000
                                                                                              ---------------
                                                                                                   35,715,000
                                                                                              ---------------

               Total Investments (Cost $72,663,851)* - 100.5 % .............................       72,663,851
               Other Assets less Liabilities - (0.5%) ......................................         (412,977)
                                                                                              ---------------
               Net Assets - 100.0% .........................................................      $72,250,874
                                                                                              ===============

*Cost for federal income tax purposes


See notes to financial statements

THE CHAPMAN FUNDS, INC.
U.S. TREASURY MONEY FUND
Statement of Assets and Liabilities - October 31, 2000
================================================================================



 ASSETS
 Investments in securities (including Repurchase Agreements of
     $35,715,000) (amortized cost $72,663,851) (Note B) ......................     $   72,663,851
 Cash ........................................................................                677
 Interest receivable .........................................................              6,426
 Other Assets ................................................................              8,021
                                                                                  -----------------
      Total assets ...........................................................         72,678,975
                                                                                  -----------------

 LIABILITIES
 Accrued expenses ............................................................             70,314
 Distribution payable ........................................................            357,787
                                                                                  -----------------
      Total liabilities ......................................................            428,101
                                                                                  -----------------

 NET ASSETS ..................................................................     $   72,250,874
                                                                                  =================


 NET ASSETS CONSIST OF::
 Capital stock ...............................................................     $       72,251
 Paid-in-capital .............................................................         72,178,623
                                                                                  -----------------
 Net assets, for 72,250,874 common shares outstanding ........................     $   72,250,874
                                                                                  =================

 NET ASSET VALUE PER SHARE ...................................................          $1.00
                                                                                  =================

See notes to financial statements

THE CHAPMAN FUNDS, INC.
U.S. TREASURY MONEY FUND
Statement of Operations - For the year ended October 31, 2000
================================================================================



 INVESTMENT INCOME:
 Interest income .............................................................         $3,098,866
                                                                                  -----------------

 EXPENSES:
 Management and administrative fees ..........................................            309,306
 Custodian fees ..............................................................             24,888
 Legal and auditing fees .....................................................             27,942
 Directors' fees .............................................................              6,868
 Rating fees .................................................................             23,138
 Transfer and dividend disbursing agent fees .................................             23,676
 Insurance fees ..............................................................              7,227
 Other .......................................................................             24,519
                                                                                  -----------------
      Total expenses before reimbursement ....................................            447,564
 Reimbursement of expenses (Note D) ..........................................           (154,566)
                                                                                  -----------------
      Net expenses ...........................................................            292,998
                                                                                  -----------------

 Net investment income .......................................................          2,805,868
                                                                                  -----------------

 Increase in net assets resulting from operations ............................         $2,805,868
                                                                                  =================

See notes to financial statements

THE CHAPMAN FUNDS, INC.
U.S. TREASURY MONEY FUND
Statements of Changes in Net Assets
================================================================================


                                                                                   YEAR ENDED        YEAR ENDED
                                                                                   OCTOBER 31,       OCTOBER 31,
                                                                                      2000              1999
                                                                               -------------------------------------
 INCREASE IN NET ASSETS:
 OPERATIONS:
 Net investment income .......................................................    $   2,805,868    $    3,622,465
                                                                               -------------------------------------
      Increase in net assets from operations .................................        2,805,868         3,622,465
                                                                               -------------------------------------

 DIVIDENDS:
 From net investment income ..................................................       (2,805,868)       (3,622,465)
                                                                               -------------------------------------

 CAPITAL SHARE TRANSACTIONS (AT $1 PER SHARE):
 Proceeds from sales of shares ...............................................      195,955,939       154,067,807
 Shares issued in reinvestment of dividends ..................................        2,015,041         2,647,792
 Shares redeemed .............................................................     (241,760,862)     (117,153,832)
                                                                               -------------------------------------
      Increase (decrease) in net assets from capital share transactions ......      (43,789,882)       39,561,767
                                                                               -------------------------------------

 Total increase (decrease) in net assets .....................................      (43,789,882)       39,561,767

 NET ASSETS:
 Beginning of year ...........................................................      116,040,756        76,478,989
                                                                               -------------------------------------
 End of year .................................................................    $  72,250,874    $  116,040,756
                                                                               =====================================

See notes to financial statements

THE CHAPMAN FUNDS, INC.
U.S. TREASURY MONEY FUND
Financial Highlights
================================================================================
THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS. IT SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES THERETO.


                                                                          FOR THE YEARS ENDED OCTOBER 31,
                                                            2000         1999         1998         1997          1996
                                                        -----------------------------------------------------------------

 PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year .................      $1.0000      $1.0000      $1.0000      $1.0000       $1.0000
                                                        -----------------------------------------------------------------

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ..............................       0.0536       0.0415       0.0477       0.0470        0.0464
                                                        -----------------------------------------------------------------
      Total from investment operations ..............       0.0536       0.0415       0.0477       0.0470        0.0464
                                                        -----------------------------------------------------------------

 DISTRIBUTIONS:
 From net investment income .........................      (0.0536)     (0.0415)     (0.0477)     (0.0470)      (0.0464)
                                                        -----------------------------------------------------------------
      Total distributions ...........................      (0.0536)     (0.0415)     (0.0477)     (0.0470)      (0.0464)
                                                        -----------------------------------------------------------------

 Net asset value, end of year .......................      $1.0000      $1.0000      $1.0000      $1.0000       $1.0000
                                                        =================================================================

 TOTAL RETURN(1) ....................................        5.50%        4.24%        4.88%        4.80%         4.74%

 RATIOS / SUPPLEMENTAL DATA:
 Ratios to Average Net Assets:
      Expenses ......................................        0.57%        0.65%        0.65%        0.67%         0.75%
      Expenses (prior to limitation) ................        0.87%        0.80%        0.94%        0.93%         0.87%
      Net investment income .........................        5.45%        4.18%        4.75%        4.72%         4.63%
 Supplemental Data:
      Net Assets, end of year (000 omitted) .........      $72,251     $116,041      $76,479      $60,210       $55,129

See notes to financial statements



----------------------
(1) The total returns in the table represent the return that an investor would have earned on an investment in the Fund (assuming investment in the Fund the first day of the fiscal year and reinvestment of all distributions).

THE CHAPMAN FUNDS, INC.
U.S. TREASURY MONEY FUND
Notes to Financial Statements - October 31, 2000
================================================================================

NOTE A - GENERAL

The Chapman Funds, Inc. (the "Company"), is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The Company currently offers three series; The Chapman U.S. Treasury Money Fund, DEM Equity Fund and DEM Index Fund. The Company has registered three additional series, which are not currently operating: The Chapman Institutional Cash Management Fund, DEM Multi-Manager Equity Fund and DEM Multi-Manager Bond Fund. These financial statements pertain to the U.S. Treasury Money Fund (the "Fund').

The Fund is a diversified series that seeks to earn as high a level of current income as is consistent with preservation of capital and maintenance of liquidity. The Fund invests solely in short-term direct obligations of the U.S. Government and repurchase agreements collateralized fully by direct obligations of the U.S. Government.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Security Valuation - The Fund uses the amortized cost method, which approximates market value, to value portfolio securities pursuant to Rule 2a-7 of the 1940 Act, provided the Fund complies with certain conditions. The amortized cost valuation method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization from date of purchase to date of maturity of any discount or premium.

Repurchase Agreements - The Fund's custodian takes possession, through the Federal Book Entry System, of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation, however, the Fund might be delayed in, or prevented from, selling the collateral for its benefit.

Distributions to Stockholders - Dividends to stockholders of the Fund are declared daily and paid monthly from net investment income, which consists of accrued interest and earned discount (including both original issue and market discount), less amortization of premium and the accrued expenses applicable to the dividend period.

Federal Income Taxes - No provision for federal income taxes has been made since the Fund intends to qualify as a Regulated Investment Company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income.

Securities Transactions and Investment Income - Securities transactions are recorded on the trade date. Interest income is recorded on the accrual basis.

Use of Estimates in the Preparation of Financial Statements - The preparation of financial statements in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTE C - CAPITAL STOCK

The Company is authorized to issue 10 billion full and fractional shares of common stock, par value $.001 per share, of which 1 billion shares are designated as U.S. Treasury Money Fund shares.

NOTE D - MANAGEMENT ADVISORY AND ADMINISTRATIVE FEES

Chapman Capital Management, Inc. ("CCM") acts as the investment adviser and administrator for the Fund. The investment advisory and administrative fees are based on the average daily net assets of the Fund computed at annual rates of
 .5% and .1%, respectively.

THE CHAPMAN FUNDS, INC.
U.S. TREASURY MONEY FUND
Notes to Financial Statements - October 31, 2000 - Continued
================================================================================

NOTE D - MANAGEMENT ADVISORY AND ADMINISTRATIVE FEES - CONTINUED

CCM also serves as Transfer and Dividend Disbursing Agent for the Fund pursuant to a Shareholder Services Agreement. For its services, CCM is compensated $18 per account subject to a monthly minimum of $1,500, excluding out-of-pocket expenses.

CCM, has contractually agreed to limit annual expenses (excluding income, excise and other taxes and extraordinary expenses) in excess of .53% of average daily net assets until December 31, 2010. However, CCM's obligation is limited to the total of its advisory and administration fees. Prior to March 17, 2000, CCM agreed to limit the Fund's expenses to .65% of average daily net assets on an annual basis.

At October 31, 2000, expenses payable to CCM pursuant to the above agreements were $20,399.

NOTE E - DIRECTORS' FEES AND RELATED PARTIES

Certain officers and directors of the Company are "affiliated persons", as defined in the Investment Company Act of 1940, of the adviser. For the year ended October 31, 2000, these "affiliated persons" did not receive any compensation from the Company.

Those directors who are not officers of the Company receive $1,000 compensation plus certain expenses from the Company for each Board of Directors meeting they attend.

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


To the Shareholders and Board of Directors of The Chapman Funds, Inc. - The Chapman U.S. Treasury Money Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Chapman Funds, Inc. - The Chapman U.S. Treasury Money Fund as of October 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Chapman Funds, Inc. - The Chapman U.S. Treasury Money Fund at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                          /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
December 8, 2000

 THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS AND TO OTHERS
      WHO HAVE RECEIVED A COPY OF THE U.S. TREASURY MONEY FUND PROSPECTUS


                                   [GRAPHIC]


                                THE CHAPMAN FUNDS
                   A MEMBER OF THE CHAPMAN GROUP OF COMPANIES




                               INVESTMENT ADVISER
                         TRANSFER, DIVIDEND PAYING AGENT
                              AND ACCOUNTING AGENT:

                        CHAPMAN CAPITAL MANAGEMENT, INC.
                         WORLD TRADE CENTER - BALTIMORE
                        401 EAST PRATT STREET, 28TH FLOOR
                            BALTIMORE, MARYLAND 21202
                                  (410)625-9656

                                   CUSTODIAN:

                                 UMB BANK, N.A.
                                928 GRAND AVENUE
                        KANSAS CITY, MISSOURI 64141-6226

                                  DISTRIBUTOR:

                               THE CHAPMAN COMPANY
                         WORLD TRADE CENTER - BALTIMORE
                        401 EAST PRATT STREET, 28TH FLOOR
                            BALTIMORE, MARYLAND 21202
                                  (410)625-9656

                  FOR SHAREHOLDER INQUIRIES CALL 1-800-752-1013